UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number  811-10415
                                                     -----------

                     Lazard Alternative Strategies Fund, LLC
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              30 Rockefeller Plaza
                               New York, NY 10112
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Mr. Brian Simon
                              30 Rockefeller Plaza
                               New York, NY 10112
         --------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code:  212-632-1584
                                                            --------------

                        Date of fiscal year end: March 31
                                                ----------

                  Date of reporting period: September 30, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


LAZARD ALTERNATIVE STRATEGIES FUND, LLC
---------------------------------------------------------------

FINANCIAL STATEMENTS
For the Six Months Ended September 30, 2007 (Unaudited)

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
---------------------------------------------------------------

 TABLE OF CONTENTS


        Management Commentary                                                  1

        Schedule of Investments                                                3

        Statement of Assets, Liabilities and Members' Capital - Net Assets     5

        Statement of Operations                                                6

        Statement of Changes in Members' Capital - Net Assets                  7

        Statement of Cash Flows                                                8

        Notes to Financial Statements                                          9

        Additional Information                                                16

[GRAPHIC OMITTED] LAZARD

                                                            Administrator:
                                                            PFPC Inc.
                                                            400 Bellevue Parkway
                                                            Wilmington
                                                            Delaware 19809
                                                            Tel: 302-791-2595
                                                            Fax: 302-791-4076


LAZARD ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------

November 2007



Dear Investor,


LAZARD ALTERNATIVE STRATEGIES FUND, LLC (the "Company") posted a 5.2% return over the six-month period ending September 30, 2007. Since inception on September 1, 2001, the Company has posted annualized return of 7.8%, net of all fees. In addition, since inception, the Company's 3.1% volatility is on the low end of its targeted volatility of 3% to 5%.


------------------------------------------------------------------------------------------------------------------------------------
                                                    APRIL 1, 2007 TO             YTD 2007              ANNUALIZED SINCE
                                                       SEPT 30, 2007                                   SEPTEMBER 1, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                      RATE OF RETURN       RATE OF RETURN      RATE OF RETURN         VOLATILITY(2)
------------------------------------------------------------------------------------------------------------------------------------
LAZARD ALTERNATIVE STRATEGIES FUND, LLC(1)                      5.2%                 8.8%                7.8%                  3.1%
---------------------------------------------------------------------------------------------------------------- -------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Event Driven             23.87%
Long/Short               29.37%
Relative Value           27.16%
Tactical Trading         17.86%
Other Assets, less
  Liabilities             1.74%

----------------
(1) Returns are final and are reported net of fees, including any incentive allocation. Total return is calculated for the members as a whole. An individual member's return may vary from these returns based on management fee, incentive allocation and the timing of capital contributions. Past performance, wherever stated in this letter, is not indicative of future results.

(2) Volatility is measured as annualized standard deviation. The Company's goal of maintaining a diversified portfolio of strategies and managers that are primarily focused on risk-adjusted alpha generation is designed to result in a return series with relatively controlled risks, which Lazard estimates to be within the targeted volatility range.

(3) The underlying hedge funds held by the Company may differ significantly from the funds that comprise the indices.

(4) The investment programs of the Company, and the hedge funds in which it invests, are not restricted to securities comprising these indices. The underlying hedge funds may use various techniques, such as short selling, which may not be reflected in these indices.

[GRAPHIC OMITTED] LAZARD
--------------------------------------------------------------------------------

Given the market environment, the portfolio's positive performance and net return of 5.2% over the previous 6 months compares very favorably with the S&P 500 and the Lehman Aggregate Bond Index, particularly on a risk-adjusted basis. However, the Company underperformed most stock and bond markets during the third quarter. Markets responded positively to the stimulus of the Federal Reserve's rate cut even as the liquidity crunch and subsequent de-leveraging had a direct and severe impact on several hedge fund strategies.

Of the four main hedge fund strategies, all but one, contributed meaningfully to the portfolio's returns during the period. Tactical Trading managers fulfilled their potential as a source of uncorrelated alpha during periods of market stress. Event Driven was a strong contributor driven by positive returns from a manager with a short subprime overlay. Long/Short was positive, buoyed by a global equity long/short manager who has been a standout performer throughout the period. Relative Value strategies were effected the most from the market's liquidity disruptions with one mortgage manager responsible for the entirety of the negative contribution, while the other Relative Value managers returns offset netting out roughly flat.

During  the  period,  U.S.  equities  were  robust.  The S&P  500 and Dow  Jones
Industrials rose 8.4% and 13.7% while the NASDAQ Composite increased 11.6% respectively. International markets were generally positive with Germany leading the way at 13.7%. Japan defied the trend, falling -2.4% for the period.

During the 6-month period, U.S. Treasury yields fell roughly -50 bps in the middle of the curve (2 year and 3 year), and slightly less in 5 years and 10 years. Short term rates remain lower on the period versus long term rates, which were only up approximately 10 bps for the period.

The U.S. dollar continued to rally versus the Japanese yen, ending the quarter at (Y)114.8/$, up 2.6%. However, the dollar fell against the euro, ending the period down -6.3% at $1.42/$.

The Company continues to maintain a diversified portfolio of alpha-seeking strategies with limited systematic market exposure that pursue opportunities across all of the major hedge fund strategies: Relative Value, Event Driven, Long/Short and Tactical Trading.

Our portfolio continues to evolve as we try and understand the changing opportunities within the dynamic global capital markets. The optimism about the potential for stock-picking alpha from Long/Short managers we expressed earlier remains. Correlations across equity sectors and regions remain low, providing excellent opportunities for managers to find rewarding investments despite potentially tepid performance from broad indices.

As always, please do not hesitate to call us with any questions or comments.


Sincerely,


/s/ Kit Boyatt                       /s/ Christian Frei                   /s/ Chris Heasman
---------------------------          ---------------------------          ---------------------------
Kit Boyatt                           Christian Frei                       Chris Heasman
Director                             Director                             Director
Lazard Asset Management LLC          Lazard Asset Management LLC          Lazard Asset Management LLC


All information on allocations to hedge funds is as of September 30, 2007. The Company's allocations to various strategies, sub-styles, and hedge funds may change significantly over time.



(C) Lazard Asset Management LLC, 2007

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 PERCENTAGE
                                                                                     OF
                                                                                  MEMBERS'
                                                               COST                CAPITAL                 FAIR VALUE *
                                                        --------------------    -------------           ------------------
INVESTMENTS IN PORTFOLIO FUNDS (98.26%) #

EVENT DRIVEN (23.87%)
Exton Capital Partners, L.P.                            $   3,000,000                3.14%             $        3,824,838
Farallon Capital Partners, L.P.                             2,500,000                5.23%                      6,375,654
Litespeed Partners, L.P.                                    5,000,000                5.88%                      7,165,287
Pacificor Fund II, L.P.                                     4,000,000                3.38%                      4,118,180
Paulson Advantage, L.P.                                     2,500,000                4.35%                      5,297,996
Spinnaker Global Strategic Fund, LTD                          496,852                1.89%                      2,309,227
                                                        -------------                                  ------------------
                                                           17,496,852                                          29,091,182
                                                        -------------                                  ------------------
LONG/SHORT (29.37%)
Alpha Pacific Qualified Partners, L.P.                      3,500,000                2.98%                      3,628,390
Arience Capital Partners I, L.P.                            4,350,000                6.25%                      7,623,183
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.     3,500,000                3.31%                      4,041,125
Braddock Partners, L.P.                                     3,100,000                4.38%                      5,336,955
Concentric European Fund, LLC                               3,500,000                3.04%                      3,700,768
Defiance Asset Management Fund, L.P.                        4,000,000                3.51%                      4,279,734
Jetstream Global Fund, L.P.                                 2,200,000                5.90%                      7,188,393
                                                        -------------                                  ------------------
                                                           24,150,000                                          35,798,548
                                                        -------------                                  ------------------
RELATIVE VALUE (27.16%)
Brownstone Partners Catalyst Fund, LLC                      4,500,000                3.96%                      4,833,794
CRC Global Structured Credit Fund, LTD                      4,500,000                5.86%                      7,142,376
QFR Victoria Fund, Ltd                                      4,250,000                4.27%                      5,205,505
Ionic Capital LLC                                           4,000,000                3.45%                      4,201,541
MKM Longboat Multi-Strategy Fund, L.P.                      3,750,000                3.54%                      4,316,428
Raven Credit Opportunities Fund, L.P.                       4,000,000                3.44%                      4,195,757
West Side Partners, L.P.                                    3,279,645                2.64%                      3,214,216
                                                        -------------                                  ------------------
                                                           28,279,645                                          33,109,617
                                                        -------------                                  ------------------

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2007 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                  PERCENTAGE
                                                                                     OF
                                                                                   MEMBERS'
                                                               COST                 CAPITAL                 FAIR VALUE *
                                                        --------------------    -------------           ------------------
INVESTMENTS IN PORTFOLIO FUNDS (98.26%) # (CONCLUDED)

TACTICAL TRADING (17.86%)
Alternative Treasury Strategy, LLC                      $   1,219,327                1.29%               $      1,568,826
Bear Stearns Structured Risk Partners Fund, L.P.            4,000,000                3.24%                      3,956,175
Diamondback Partners, L.P.                                  5,000,000                5.35%                      6,524,223
The Blenheim Fund, L.P.                                     3,800,000                3.85%                      4,691,517
Third Wave Global Macro, L.P.                               3,800,000                4.13%                      5,032,311
                                                        -------------                                    ----------------
                                                           17,819,327                                          21,773,052
                                                        -------------                                    ----------------
TOTAL INVESTMENTS IN PORTFOLIO FUNDS                    $  87,745,824                                         119,772,399
                                                        =============

INVESTMENT IN MONEY MARKET FUNDS (0.25%)                                                                          311,307

OTHER ASSETS, LESS LIABILITIES (1.49%)                                                                          1,814,857
                                                                                                         ----------------
MEMBERS' CAPITAL - NET ASSETS (100.00%)                                                                  $    121,898,563
                                                                                                         ================




# Non-income producing securities.
* All positions are fair valued.


                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL - NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                              SEPTEMBER 30, 2007
                                                                             --------------------
ASSETS

Investments in Portfolio Funds, at fair value (cost - $87,745,824)              $ 119,772,399
Investment in Money Market Funds                                                      311,307
Redemption receivable from Portfolio Funds                                          1,173,819
Cash and cash equivalents                                                           8,121,915
Interest receivable                                                                    17,859
                                                                                -------------
         TOTAL ASSETS                                                             129,397,299
                                                                                -------------
LIABILITIES

Advance contributions                                                               3,344,600
Redemption payable from contributing members' accounts                              3,560,015
Redemption payable from Special Member Account                                         49,368
Management fee payable                                                                305,224
Professional fees payable                                                             168,090
Board of Managers' fees payable                                                        23,471
Other accrued expenses                                                                 47,968
                                                                                -------------
         TOTAL LIABILITIES                                                          7,498,736
                                                                                -------------
                 NET ASSETS                                                     $ 121,898,563
                                                                                =============
MEMBERS' CAPITAL - NET ASSETS

Represented by:
Capital contributions (net)                                                     $  71,761,047
Accumulated net investment loss                                                    (8,156,103)
Accumulated net realized gains                                                     26,267,044
Accumulated net unrealized appreciation on investments                             32,026,575
                                                                                -------------
         MEMBERS' CAPITAL - NET ASSETS                                          $ 121,898,563
                                                                                =============


                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                            FOR THE SIX
                                                                            MONTHS ENDED
                                                                         SEPTEMBER 30, 2007
                                                                       --------------------
INVESTMENT INCOME
         Interest                                                           $   111,937
                                                                            -----------
         TOTAL INVESTMENT INCOME                                                111,937
                                                                            -----------
EXPENSES

OPERATING EXPENSES:
         Management fee                                                         602,432
         Accounting and administration fees                                      85,875
         Professional fees                                                       69,779
         Board of Managers' fees                                                 58,387
         Custodian fees                                                           9,233
         Miscellaneous                                                           44,810
                                                                            -----------
         TOTAL EXPENSES                                                         870,516
                                                                            -----------
         NET INVESTMENT LOSS                                                   (758,579)
                                                                            -----------
         NET REALIZED GAIN FROM INVESTMENTS                                   2,760,335
         NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                 4,778,218
                                                                            -----------
         NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS                    7,538,553
                                                                            -----------
         NET INCREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS         $ 6,779,974
                                                                            ===========


                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

STATEMENT OF CHANGES IN MEMBERS' CAPITAL - NET ASSETS
--------------------------------------------------------------------------------

For the six months ended September 30, 2007 (unaudited) and the year ended March 31, 2007:

                                                                     CONTRIBUTING        SPECIAL
                                                                       MEMBERS            MEMBER             TOTAL
                                                                     -------------     ------------      -------------
MEMBERS' CAPITAL AT MARCH 31, 2006                                   $ 110,637,839     $    608,800      $ 111,246,639

     Capital contributions                                              31,723,672                -         31,723,672
     Capital distributions                                             (39,741,395)      (1,159,139)       (40,900,534)
     Net investment loss                                                (1,508,409)               -         (1,508,409)
     Net realized gain from investments                                 18,680,912                -         18,680,912
     Net change in unrealized appreciation on  investments              (7,137,957)               -         (7,137,957)
     Actual Incentive Allocation from
         January 1, 2006 to December 31, 2006                           (1,159,139)       1,159,139                  -
     Reverse accrued Incentive Allocation from
         January 1, 2006 to March 31, 2006                                 608,800         (608,800)                 -
     Accrued Incentive Allocation from
         January 1, 2007 to March 31, 2007                                (408,219)         408,219                  -
                                                                     -------------     ------------      -------------
MEMBERS' CAPITAL AT MARCH 31, 2007                                   $ 111,696,104     $    408,219      $ 112,104,323
                                                                     =============     ============      =============
     Capital contributions                                              12,522,755                -         12,522,755
     Capital distributions                                              (9,430,089)         (78,400)        (9,508,489)
     Net investment loss                                                  (758,579)               -           (758,579)
     Net realized gain from investments                                  2,760,335                -          2,760,335
     Net change in unrealized appreciation on  investments               4,778,218                -          4,778,218
     Actual Incentive Allocation from
         April 1, 2007 to September 30, 2007                               (78,400)          78,400                  -
     Accrued Incentive Allocation from
         April 1, 2007 to September 30, 2007                              (597,695)         597,695                  -
                                                                     -------------     ------------      -------------
MEMBERS' CAPITAL AT SEPTEMBER 30, 2007                               $ 120,892,649     $  1,005,914      $ 121,898,563
                                                                     =============     ============      =============


                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

STATEMENT OF CASH FLOWS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                   FOR THE SIX
                                                                                  MONTHS ENDED
                                                                               SEPTEMBER 30, 2007
                                                                                -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Increase in members' capital resulting from operations                          $   6,779,974
    Adjustments to reconcile increase in members' capital resulting from operations to net cash used in operating activities:
        Purchases of Portfolio Funds                                              (11,500,000)
        Proceeds from redemption of Portfolio Funds                                11,435,166
        Net realized gain from investments                                         (2,760,335)
        Net change in unrealized appreciation on investments                       (4,778,218)
        Net decrease in Money Market Funds                                            736,590
        Increase in interest receivable                                                  (707)
        Increase in management fee payable                                             40,597
        Decrease in professional fees payable                                         (36,440)
        Increase in Board of Managers' fees payable                                     9,471
        Increase in other accrued expenses                                             13,001
                                                                                -------------
        Net cash used in operating activities                                         (60,901)
                                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
        Capital contributions, net of change in advance contributions              14,096,126
        Capital distributions, net of change in redemptions payable                (7,065,468)
                                                                                -------------
        Net cash provided by financing activities                                   7,030,658
                                                                                -------------
Net increase in cash and cash equivalents                                           6,969,757
Cash and cash equivalents at beginning of period                                    1,152,158
                                                                                -------------
Cash and cash equivalents at end of period                                      $   8,121,915
                                                                                =============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2007 (UNAUDITED)
--------------------------------------------------------------------------------


1.   ORGANIZATION

     Lazard Alternative Strategies Fund, LLC (the "Company") was organized as a Delaware limited liability company on May 31, 2001. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The investment objective of the Company is to achieve long-term capital appreciation. The Company seeks to achieve its investment objective through the allocation of capital among selected alternative asset managers (the "Portfolio Managers") or the funds they operate ("Portfolio Funds"). The Company primarily invests in Portfolio Funds which are unregistered funds. Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC ("LAM"), a Delaware limited liability company, serves as the Company's investment adviser and manager (herein referred to as the "Investment Adviser" or "Lazard Alternatives") pursuant to an investment advisory agreement under which it directs the Company's investment program and pursuant to a management agreement under which it provides management and administration services to the Company. Lazard Alternative Strategies Holdings, LLC (the "Special Member"), an affiliate of the Investment Adviser holds a non-voting special member interest (the "Special Member
     Account") in the Company for the purpose of receiving the incentive allocation. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve as the members of the Board of Managers of the Company (the "Board of Managers").

2.   SIGNIFICANT ACCOUNTING POLICIES

     These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

     A.   NET ASSET VALUATION

     The net asset value of the Company is determined as of the close of business on the last business day of each month (the "Valuation Date"). The Company values interests in Portfolio Funds at fair value, which ordinarily will be the value determined by the Portfolio Managers in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memoranda (the "Fund Agreements").

     The Company's investments in Portfolio Funds are carried at fair value as determined by the Company's pro rata interest in the net assets of each Portfolio Fund based on the financial data supplied by the Portfolio Funds, and are net of management and performance fees, incentive fees, or allocations payable to the Portfolio Managers as required by the Fund Agreements. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund's financial statements.

     Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the Portfolio Funds as a return of capital.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A.   NET ASSET VALUATION (CONTINUED)

     Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

     B.   COMPANY EXPENSES

     The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; certain offering and organization costs; and expenses of meetings of the Board of Managers. The Company will also bear the management fee paid to the Investment Adviser.

     C.   INCOME TAXES

     As the Company will be treated as a partnership for federal, state and local income tax purposes, each member is individually required to report on its own tax return its share of the Company's taxable profit or loss. Therefore, no provision for the payment of federal, state or local income taxes has been made.

     D.   CASH EQUIVALENTS

     The Company treats all interest bearing accounts and highly liquid financial instruments that mature within three months from the date of purchase as cash equivalents. At September 30, 2007, $4,777,315 was held in an interest bearing account at PNC Bank and $3,344,600 was held in a non interest bearing escrow account at PNC Bank.

     E.   ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting year. Actual results could differ from these estimates.

3.   NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes- an interpretation of FASB Statement No. 109 ("FIN 48"), which clarifies the accounting for uncertainty in tax positions. FIN 48 requires that the Fund recognize in its financial statements, the impact of a tax position, and if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Fund believes there will be no material impact to the Company's financial statements as a result of the adoption of FIN 48.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------

3.   NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

     In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("SFAS 57"), "Fair Value Measurements", which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS 157 are effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS 157 on its financial statements. At this time, the impact to the Company's financial statements has not been determined.

4.   MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

     Lazard Alternatives provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, preparing marketing and investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and federal regulators, providing certain legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. As the Investment Adviser, Lazard Alternatives is also responsible for managing the Company's assets and selecting Portfolio Funds. In consideration for such services, the Company pays Lazard Alternatives a quarterly management fee of 0.25% (1% on an annualized basis) of the Company's net assets.

     At September 30, 2007, a related party held contributing member interests of $25,157,882, which is equal to approximately 21% of total members' capital.

     Net profits or net losses of the Company for each allocation period are allocated among and credited to or debited against the capital accounts of all members (but not the Special Member Account) as of the last day of each allocation period in accordance with members' respective investment percentages for the allocation period. Generally at the end of each calendar year, an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a contributing member during the period (an "Incentive Allocation") will be debited from the contributing member's capital account (including the Investment Adviser's capital account) and credited to the Special Member Account; provided, however, that such Incentive Allocation will only be payable if the percentage increase in the member's capital account balance during such calendar year, or such lesser period corresponding to such member's investment, attributable to the net profits credited to the member's capital account during such period (before deduction for Incentive Allocation) exceeds the hurdle rate. The hurdle rate is the average of the month-end LIBOR rates (London Interbank Offered Rates for U.S. Dollar deposits with a three month term). The accrued Incentive Allocation for the six months ended September 30, 2007 was $676,095.

     Each member of the Board of Managers ("Manager") who is not an "interested person" of the Company, as defined by the 1940 Act ("Independent Managers"), received an annual retainer of $10,000 plus a fee for each meeting attended. Currently, one Manager is an "interested person" of the Company. All Independent Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------


4. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

     PFPC Trust Company serves as custodian of the Company's assets and provides custodial services for the Company. PFPC Inc. serves as administrator and accounting agent to the Company and in that capacity provides certain accounting, record keeping, and investor related services. The Company pays a monthly fee to the administrator based primarily upon average net assets, subject to a minimum monthly fee, and will reimburse certain of the administrator's expenses.

5.   SECURITIES TRANSACTIONS

     Aggregate purchases and proceeds from redemption of Portfolio Funds for the six months ended September 30, 2007 amounted to $17,000,000 and $8,541,008, respectively. The cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Portfolio Funds. The allocated taxable income is reported to the Company by the Portfolio Funds. The Company has not received information from the Portfolio Funds as to the amounts of taxable income allocated to the Company as of September 30, 2007.

6.   RISK FACTORS

     An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

     The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

     So as to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Company may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Company may purchase non-voting securities of, or waive its right to vote some or all securities in, certain Portfolio Funds. In cases where the Company purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Company will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Company's and its members' interests.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------

6.   RISK FACTORS (CONTINUED)

     Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called "side pockets", sub-funds within the Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Portfolio Funds may provide. Were the Company to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Company might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Company fully liquidated its interest in the Portfolio Fund, the value of its investment would fluctuate. As of September 30, 2007, none of the investments in Portfolio Funds by the Company were invested in side pockets.

7.   PORTFOLIO FUNDS

     The following is a summary of the investment objective and liquidity provisions of the Portfolio Funds that exceed 5% of the Company's members' capital at September 30, 2007.

     Arience Capital Partners I, L.P. employs a value oriented, long-short investment program, targeting long-term returns, in a non-correlated, risk controlled fashion. Arience Capital Partners I, L.P. allows limited partners to redeem all or a portion of capital as of the last day of any fiscal quarter.

     CRC Global Structured Credit Fund, LTD seeks to generate superior returns by investing primarily in asset backed securities and other collaterized debt obligations and structured credits. CRC Global Structured Credit Fund, LTD allows for redemptions as of the last business day of any calendar month.

     Diamondback Partners, L.P. seeks to achieve above average, positive returns throughout market cycles and for the returns to be uncorrelated to overall market averages. Diamondback Partners, L.P. allows limited partners to redeem all or a portion of capital as of the last day of each calendar quarter.

     Farallon Capital Partners, L.P. seeks to achieve above-market rates of return without the risk to principal or the volatility usually associated with equity returns. Farallon Capital Partners, L.P. allows limited partners to redeem all or a portion of capital as of the last day of each fiscal year.

     Jetstream Global Fund, L.P. seeks to achieve growth of capital primarily by investing in common stocks and using short sales and leverage as significant strategies. Jetstream Global Fund, L.P. allows for redemptions as of the last day of each calendar quarter.

     Litespeed Partners, L.P. seeks to generate attractive risk-adjusted returns with minimal market exposure uncorrelated to the broad equity market. Litespeed Partners, L.P. allows investors to redeem as of each December 31.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------


8.   REPURCHASE OF COMPANY INTERESTS

     The Board of Managers may, from time to time and in its sole discretion, determine to cause the Company to repurchase interests or portions of interests in the Company from members pursuant to written tenders by members. The Investment Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase interests from members four times each year, effective as of March 31st, June 30th, September 30th, and December 31st of each year.

9.   GUARANTEES

     In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company's maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Company's experience, the risk of loss from such claims is considered remote.

10.  FINANCIAL HIGHLIGHTS INFORMATION

                                            SIX MONTHS ENDED
                                           SEPTEMBER 30, 2007   YEAR ENDED          YEAR ENDED          YEAR ENDED       YEAR ENDED
                                              (UNAUDITED)      MARCH 31,2007       MARCH 31,2006       MARCH 31,2005   MARCH 31,2004
                                          ------------------------------------------------------------------------------------------
Total return before Incentive
      Allocation*                                  5.76%             9.28%              10.73%               4.65%           11.49%
Incentive Allocation                              (0.55)%           (0.92)%             (1.09)%             (0.46)%          (1.15)%
                                              ---------         ---------            --------            --------         --------
Total net return after
      Incentive Allocation*                        5.21%             8.36%               9.64%               4.19%           10.34%
                                              =========         =========            ========            ========         ========
Net assets, end of year (000)                 $ 121,899         $ 112,104            $111,247            $197,301         $120,874

Portfolio Turnover                                    7%               45%                 28%                 27%               9%


Annualized ratios to average net assets:
Net investment loss                               (1.25)%           (1.32)%             (1.04)%             (1.27)%          (1.54)%

Operating expenses, excluding
      waivers                                      1.43%             1.55%               1.33%               1.34%            1.55%
Incentive Allocation                               0.56% +           0.84%               0.89%               0.43%            1.04%
                                              ---------         ---------            --------            --------         --------

Net Expenses                                       1.99%             2.39%               2.22%               1.77%            2.59%
                                              =========         =========            ========            ========         ========

* Total return is calculated for the members as a whole. An individual member's return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions. Total returns for a period of less than a full year are not annualized.
+ Incentive Allocation ratio is not annualized.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2007 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

11.  SUBSEQUENT EVENTS

     Effective October 1, 2007 and November 1, 2007, there were additional capital contributions of $3,344,600 and $3,040,000 respectively.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

ADDITIONAL INFORMATION - SEPTEMBER 30, 2007 (UNAUDITED)
--------------------------------------------------------------------------------


At the meeting of the Company's Board of Managers held on November 8, 2006, the Board of Managers considered the approval, for an additional annual period, of the management agreement and the advisory agreement between the Company and Lazard Alternatives, as well as the placement agent agreement between the Company and Lazard Asset Management Securities LLC (together, the "Agreements"). The Independent Managers were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of LAM and Lazard Alternatives.

SERVICES PROVIDED
-----------------

Representatives of Lazard Alternatives gave a presentation to the Board of Managers about the nature, extent and quality of services provided to the
Company, including a discussion of LAM and its clients (of which the Company comprised approximately $121 million of the approximately $128 billion of total assets under management by LAM and its global affiliates, with approximately $596.3 million of total assets under management by Lazard Alternatives). The presentation also included an outline of LAM's global structure, including technology and operational support and significant marketing infrastructure, all of which provide realized benefits through investment in LAM's investment advisory business. The Board of Managers also considered information provided by Lazard Alternatives regarding its personnel, resources, business reputation, financial condition and experience. The Board of Managers agreed that the Company benefits from all of the services of LAM's global platforms. The Board of Managers was also provided with the Company's investment performance information as well as information regarding the performance of Lazard Alternatives.

The Board of Managers discussed the nature, extent and quality of the services provided by Lazard Alternatives to the Company. The Board of Managers considered the various services provided by Lazard Alternatives to the Company and considered the research and portfolio management capabilities of Lazard Alternatives and that LAM also provides oversight of day-to-day operations of the Company including LAM's extensive administrative, accounting and compliance infrastructure and agreed that the Company benefits from all of the services of LAM's global platforms, and that such services would be different than those provided to a fund if it were not managed within the structure of a global firm such as LAM.

COMPARATIVE PERFORMANCE AND FEES AND EXPENSES
---------------------------------------------

The Board of Managers reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratio for the Company, including comparative information on similar registered funds. The Board of Managers noted that the Company's performance was in line with other similar registered funds. The Board of Managers also discussed the advisory fees and current expense ratio for the Company, and it was noted that they were within the range of the advisory fees and expense ratios of similar registered funds.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

ADDITIONAL INFORMATION - SEPTEMBER 30, 2007 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

LAZARD ALTERNATIVES PROFITABILITY AND ECONOMIES OF SCALE
--------------------------------------------------------

The Board of Managers reviewed information prepared by Lazard Alternatives for the Company concerning the costs to and profits realized by Lazard Alternatives and its affiliates resulting from the services provided to the Company. The Board of Managers reviewed the projected dollar amount of expenses allocated and profit received by Lazard Alternatives and the method used to determine such expenses and profit. The representatives of Lazard Alternatives stated that neither Lazard Alternatives nor its affiliates, including LAM, receive any significant indirect benefits from managing the Company. It was noted that the profitability percentages of Lazard Alternatives were within ranges determined by appropriate court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered and, given the overall service levels, were thought not to be excessive, and the Board of Managers concurred with this analysis.

With regard to economies of scale, the Board of Managers was cognizant of the fact that economies of scale in costs of providing services may be realized when there is a significant increase in a fund's assets. The Independent Managers concluded that, although the net assets of the Company have grown since its inception, the Company has not reached an appropriate size to support fee reductions based on economies of scale realized by Lazard Alternatives or its affiliates. However, the Independent Managers noted that they would consider negotiating fee reductions as the Company's assets grow.

The Board of Managers concluded that the fees paid to Lazard Alternatives were reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Lazard Alternatives from the relationship with the Company.

The Board of Managers considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Agreements was in the best interests of the Company and its members.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available at the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov and may be obtained at no additional charge by calling collect 212-632-6409. The Company's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 212-632-6409 and
(2) on the SEC's website at www.sec.gov. INFORMATION AS OF JUNE 30 EACH YEAR WILL GENERALLY BE AVAILABLE BY THE FOLLOWING AUGUST 31.

The Company will file a complete portfolio schedule with the SEC within 60 days after the end of the first and third fiscal quarters. The Form N-Q will be available at www.sec.gov and may be obtained at no additional charge by calling collect 302-791-2595. The Company's Form N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors.


ITEM 11. CONTROLS AND PROCEDURES.

       (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

       (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

    (a)(1)    Not applicable.

    (a)(2)    Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3)    Not applicable.

       (b)    Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                Lazard Alternative Strategies Fund, LLC
              ------------------------------------------------------------------

By (Signature and Title)*  /s/ Michael Rome
                         -------------------------------------------------------
                          Michael Rome, Chief Executive Officer
                          (principal executive officer)

Date   December 7, 2007
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Michael Rome
                         -------------------------------------------------------
                           Michael Rome, Chief Executive Officer
                           (principal executive officer)

Date   December 7, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Jagatnarine Churaman
                         -------------------------------------------------------
                           Jagatnarine Churaman, Chief Financial Officer (principal financial officer)

Date   December 7, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.